                                    [PHOTO]

                                                Annual Report October 31, 2001


Oppenheimer
Quest Balanced Value Fund(SM)


                                OPPENHEIMERFUNDS(R)
                                [OPPENHEIMERFUNDS THE RIGHT WAY TO INVEST LOGO]

REPORT HIGHLIGHTS
------------------------------------------------------------------------------

      Contents

 1      Letter to
        Shareholders


 3      An Interview
        with Your Fund's
        Manager


 7      Fund Performance


12      FINANCIAL
        STATEMENTS


32      INDEPENDENT
        AUDITORS' REPORT


33      Federal
        Income Tax
        Information


34      Officers and Trustees


FUND OBJECTIVE

Oppenheimer Quest Balanced Value Fund(SM) seeks a combination of growth of capital and investment income. The Fund's primary objective is growth of capital.


----------------------------------------------
Average Annual Total Returns*
          For the 1-Year Period
          Ended 10/31/01

          Without      With
          Sales Chg.   Sales Chg.
----------------------------------------------
Class A    1.64%       -4.20%
----------------------------------------------
Class B    1.03        -3.82
----------------------------------------------
Class C    1.05         0.09
----------------------------------------------
Class N   -3.71        -4.66
----------------------------------------------
Class Y    2.14
----------------------------------------------

SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

*SEE NOTES ON PAGE 11 FOR FURTHER DETAILS.

LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

[PHOTO]
John V. Murphy
Chairman, President and
Chief Executive Officer
OppenheimerFunds, Inc.


DEAR SHAREHOLDER,

We are all learning to live and cope in an incredible and unprecedented period in our nation's history. At OppenheimerFunds, we know and understand that these are difficult times. Yet out of the September 11 tragedy, I believe a new resolve, determination and strength was born and has emerged in all of us. I would like to thank everyone who wrote to me. Your letters were a source of inspiration for all of us at OppenheimerFunds.

   The road to recovery is ahead of us. As of mid October, the markets started to recoup much of the loss since the September 11 attack. The Federal Reserve cut the overnight rate for the tenth time this year to its lowest level since 1962. And as economists have mentioned, the market has fundamental and underlying strengths. The groundwork is being laid for economic recovery.

   During these trying times for investors, we encourage you to work closely with your financial advisor and to stay focused on your long-term investment goals keeping in mind the benefits of diversification and the importance of a long-term perspective.

   It is also important and reassuring to remember that our portfolio management teams are an experienced group of investment professionals. They are diligently monitoring the events that are shaping the economy and the financial world, while using their proven expertise to manage your fund. Just as your financial advisor employs diversification and asset allocation to determine the appropriate balance of risk and reward for your portfolio, OppenheimerFunds' portfolio managers are guided by similar principles: using broad diversification, keeping a focus on business fundamentals and maintaining a long-term investment perspective.

   As a firm directly affected by the events of September 11, we stand strong, resolute and united with America and we will be forever indebted to those who helped save lives and who continue to serve so heroically in this time of great uncertainty and need.


                   1 OPPENHEIMER QUEST BALANCED VALUE FUND(SM)

LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------


   To express our gratitude, we have established the "World Trade Center Legacy Relief Fund." We pledge to match the first $1 million in donations to this Fund and send all proceeds to qualified, prescreened charities that support victims' families, which initially are the "Twin Towers Fund," the "Lumina Foundation for Education--Families of Freedom Scholarship Fund" and the "Windows of Hope Family Relief Fund." For more information regarding the "World Trade Center Legacy Relief Fund," please go to our website, www.oppenheimerfunds.com, or contact the Legacy Program at 1.877.634.4483.

   At OppenheimerFunds, we thank you for your continued support and confidence. We look forward to showing and sharing with you the strength, expertise and resolve that make OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ JOHN V. MURPHY
John V. Murphy
November 21, 2001



THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC. AND ARE NOT INTENDED TO PREDICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC INFORMATION THAT APPLIES TO YOUR FUND IS CONTAINED IN THE PAGES THAT FOLLOW.



                  2 OPPENHEIMER QUEST BALANCED VALUE FUND(SM)

AN INTERVIEW WITH YOUR FUND'S MANAGER
-------------------------------------------------------------------------------


Portfolio Manager
Colin Glinsman


HOW DID OPPENHEIMER QUEST BALANCED VALUE FUND PERFORM DURING THE 12-MONTH PERIOD THAT ENDED OCTOBER 31, 2001?

A. We are pleased with the Fund's performance during the reporting period. Despite a slowing U.S. economy, a prolonged pullback in the stock market and the terrorist attacks of September 11, the Fund generated a positive total return and a consistent quarterly income dividend. It also outperformed the Standard & Poor's 500 Index, its benchmark, and placed in the first quartile of the Lipper Balanced Fund Index, a peer group of stock and bond portfolios.(1)

   We believe these relatively strong results were due to two primary factors. The first was our consistent focus on value stocks, more specifically equities that we believe are priced below their intrinsic worth. While virtually no portion of the market went unscathed, value stocks resisted the adverse effects of declining corporate earnings better than growth stocks. The second factor was the Fund's approximate 40% allocation to fixed income securities over the course of the fiscal year, which provided a valuable buffer against the stock market's pullback.

WHY WERE BONDS A "GOOD BUFFER" THIS YEAR?
Strong returns from bonds partially offset weak returns from stocks. That's because waning consumer confidence and weaker sales of goods and services pointed toward the possibility of economic recession. In an aggressive attempt to stave off that outcome, the Federal Reserve Board reduced short-term interest rates from 6.5% in early January to 2.5% as of October 31, 2001.


1. Oppenheimer Quest Balanced Value Fund's Class A shares placed in the first quartile of its peer group--ranking [32 of 525] fund's included in the Lipper Balanced Fund Index for the 1-year period ended 10/31/2001. Lipper rankings are based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions reinvested.


                   3 OPPENHEIMER QUEST BALANCED VALUE FUND(SM)

AN INTERVIEW WITH YOUR FUND'S MANAGERS
-------------------------------------------------------------------------------

Our unwavering focus on value stocks and strict attention to quality in the bond portfolio were key to the Fund's strong performance.


   As bond yields and prices move in opposite directions, lower short-term interest rates effectively increased the value of many already issued bonds. Adding to the bond market rally was a "flight to quality" in which investors fleeing a declining stock market pushed up both the demand and prices for investment-grade corporate issues, U.S. Treasuries and U.S. Government agency securities. The Fund's emphasis on U.S. Treasury securities in its bond portfolio was a strong contributor to overall results.

   At the same time, however, a small amount of net assets was invested in high yield securities. While these provided attractive yields, they also suffered some loss of value during the period. However, their impact on the Fund's total return was minimal.

HOW DID YOU POSITION THE EQUITY PORTION OF THE PORTFOLIO?

As always, we searched for companies with healthy or improving balance sheets, strong management, competitive advantages and high returns on capital. Of course, their stocks also had to be selling for less than the companies' intrinsic worth, and we had to see specific reasons for the stocks' prices to improve within the foreseeable future.

   When the reporting period began, these parameters led us to focus on financial services and consumer-staples companies. The former have historically benefited from declining interest rates, while the latter tended to be more resilient in a weak economy. As the period progressed, we also found some appealing opportunities in telecommunications stocks and high quality, but beaten-down technology stocks.


                  4 OPPENHEIMER QUEST BALANCED VALUE FUND(SM)

------------------------------------
AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended 9/30/01(2)
Class A        Since
1-Year  5-Year Inception
------------------------------------
1.05%   14.97% 14.27%

Class B        Since
1-Year  5-Year Inception
------------------------------------
1.54%   15.43% 15.40%

Class C        Since
1-Year  5-Year Inception
------------------------------------
5.58%   15.66% 15.16%

Class N        Since
1-Year  5-Year Inception
------------------------------------
N/A     N/A    -3.29%

Class Y        Since
1-Year  5-Year Inception
------------------------------------
7.68%   N/A    7.74%
------------------------------------


WHICH STOCKS CONTRIBUTED MOST TO THE FUND'S PERFORMANCE?

With the steady reduction in interest rates, financial services company Federal Home Loan Mortgage Corp. (Freddie Mac) was one of the Fund's best performing holdings. Freddie Mac is a major participant in the mortgage industry and benefited from an upsurge in borrowing as rates lowered. John Hancock Financial Services, Inc. was another solid contributor in the financial services area. Poorly received by investors when the stock was first offered, it has performed well since, largely because of strong incentives for the company's management team related to being a publicly traded company.

   On the other hand, detractors from performance were spread across many industries. Chief among them was EMC Corp., a data storage company that followed the disappointing pattern of most technology companies since mid-2000: dwindling earnings and sharply lower valuations. Another disappointment was drugstore chain CVS Corp., which is suffering from weak sales and reduced earnings.

HOW WILL YOU POSITION THE PORTFOLIO IN THE WAKE OF SEPTEMBER 11?

We believe that the events of September 11 pushed an already weak U.S. economy into recession, contributing to additional job layoffs and further weakened consumer confidence and spending. The economic uncertainty the attacks produced has caused the stock market to be exceptionally volatile.

   Despite the uncertainty, we believe that stocks will recover. Accordingly, we currently see no compelling reason to change our investment strategies. We also continue to believe that financial services stocks should perform well in the coming months, because inflation remains low and the Fed is committed to stimulating the economy through lower interest rates.



2. See Notes on page 11 for further details.

                   5 OPPENHEIMER QUEST BALANCED VALUE FUND(SM)

   Looking at the broader market, we see several catalysts for improved corporate earnings, including a rapid increase in federal spending and proposed tax cuts to boost consumer spending. While we wait for these events to unfold, we will stay focused on what we do best: finding fundamentally sound undervalued equities and fixed income securities. This discipline, in the face of uncertainty, is just one reason Oppenheimer Quest Balanced Value Fund is part of The Right Way to Invest.


--------------------------------
PORTFOLIO ALLOCATION(3)

     [PIE CHART]

- Stocks          61.8%
- Bonds           26.7
- Cash
  Equivalents     11.5
--------------------------------

TOP FIVE COMMON STOCK INDUSTRIES(4)
-----------------------------------------------------------------
WorldCom, Inc./WorldCom Group                            7.2%
-----------------------------------------------------------------
Freddie Mac                                              4.8
-----------------------------------------------------------------
CVS Corp.                                                3.9
-----------------------------------------------------------------
Exelon Corp.                                             3.7
-----------------------------------------------------------------
J.P. Morgan Chase & Co.                                  3.6
-----------------------------------------------------------------
SBC Communications, Inc.                                 3.2
-----------------------------------------------------------------
EMC Corp.                                                2.7
-----------------------------------------------------------------
McDonald's Corp.                                         2.7
-----------------------------------------------------------------
Transocean Sedco Forex, Inc.                             2.7
-----------------------------------------------------------------
Wells Fargo Co.                                          2.6

TOP FIVE COMMON STOCK INDUSTRIES(4)
-----------------------------------------------------------------
Banks                                                    7.7%
-----------------------------------------------------------------
Telecommunications: Long Distance                        7.5
-----------------------------------------------------------------
Diversified Financial                                    6.5
-----------------------------------------------------------------
Computer Hardware                                        5.6
-----------------------------------------------------------------
Food & Drug Retailers                                    5.3
-----------------------------------------------------------------

3. Portfolio is subject to change. Percentages are as of October 31, 2001, and are based on total market value of investments.

4. Portfolio is subject to change. Percentages are as of October 31, 2001, and are based on net assets.



                  6 OPPENHEIMER QUEST BALANCED VALUE FUND(SM)

FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? Below is a discussion, by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended October 31, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the fiscal year that ended October 31, 2001, Oppenheimer Quest Balanced Value Fund outperformed its benchmark, the Standard & Poor's (S&P) 500 Index. The period was dominated by investor concerns about a slowing economy, which was heightened by the terrorist attacks on the United States on September 11. Equity markets were weak, but management's strict attention to value helped boost the Fund's performance in a climate that favored value stocks over growth stocks. During the period, the Federal Reserve Board cut short-term interest rates aggressively, contributing to strong performance for the Fund's financial services holdings. The approximate 40% of the Fund allocated to fixed income investments also benefited from falling interest rates. Investors sought high quality issues such as U.S Treasury and Government agency securities, which appreciated considerably during the period. Positive returns generated by the Fund's bond portfolio, which was composed primarily of U.S. Treasury and agency securities, helped offset negative returns from stocks. The Fund's portfolio holdings, allocations and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until October 31, 2001. In the case of Class A shares, performance is measured from the inception of the Class on November 1, 1991, and in the case of Class B and Class C shares, performance is measured from inception of those classes on September 1, 1993. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. In the case of Class Y shares, performance is measured from inception of the Class on May 1, 2000. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.

   The Fund's performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


                   7 OPPENHEIMER QUEST BALANCED VALUE FUND(SM)

FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

-- Oppenheimer Quest Balanced Value Fund (Class A)
-- S&P 500 Index

[The following table was originally a line graph in the printed materials.]

Date                  Oppenheimer         S&P 500 Index
  11/1/91                   9425                10000
  1/31/92                   9821                10495
  4/30/92                  10069                10730
  7/31/92                  10408                11056
 10/31/92                  10447                10995
  1/31/93                  10840                11604
  4/30/93                  10860                11720
  7/31/93                  11087                12019
 10/31/93                  11484                12634
  1/31/94                  12384                13095
  4/30/94                  11839                12342
  7/31/94                  12168                12638
 10/31/94                  12476                13121
  1/31/95                  12148                13164
  4/30/95                  13613                14494
  7/31/95                  15184                15933
 10/31/95                  14516                16587
  1/31/96                  15808                18247
  4/30/96                  16501                18868
  7/31/96                  16134                18570
 10/31/96                  17687                20581
  1/31/97                  19130                23051
  4/30/97                  18708                23608
  7/31/97                  21761                28247
 10/31/97                  22141                27187
  1/31/98                  24011                29252
  4/30/98                  26764                33303
  7/31/98                  25994                33700
 10/31/98                  28320                33171
  1/31/99                  32412                38762
  4/30/99                  34037                40573
  7/31/99                  34151                40508
 10/31/99                  34403                41684
  1/31/00                  33684                42771
  4/30/00                  34123                44679
  7/31/00                  33251                44140
 10/31/00                  36392                44218
  1/31/01                  38877                42386
  4/30/01                  39701                38886
  7/31/01                  39445                37818
 10/31/01                  36990                33212

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES OF THE FUND AT 10/31/01(1)
1-YEAR -4.20%     5-YEAR 14.54%    SINCE INCEPTION 13.97%


CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

--  Oppenheimer Quest Balanced Value Fund (Class B)
--  S&P 500 Index

[The following table was originally a line graph in the printed materials.]

Date                  Oppenheimer         S&P 500 Index
    9/1/93                 10000                10000
  10/31/93                 10081                10128
   1/31/94                 10842                10498
   4/30/94                 10363                 9894
   7/31/94                 10627                10132
  10/31/94                 10884                10519
   1/31/95                 10583                10553
   4/30/95                 11841                11619
   7/31/95                 13185                12773
  10/31/95                 12588                13297
   1/31/96                 13692                14628
   4/30/96                 14264                15126
   7/31/96                 13926                14887
  10/31/96                 15240                16499
   1/31/97                 16463                18480
   4/30/97                 16079                18926
   7/31/97                 18680                22645
  10/31/97                 18981                21795
   1/31/98                 20557                23451
   4/30/98                 22867                26698
   7/31/98                 22173                27017
  10/31/98                 24122                26593
   1/31/99                 27572                31075
   4/30/99                 28918                32526
   7/31/99                 28967                32475
  10/31/99                 29178                33417
   1/31/00                 28567                34288
   4/30/00                 28940                35818
   7/31/00                 28201                35386
  10/31/00                 30865                35448
   1/31/01                 32972                33979
   4/30/01                 33670                31174
   7/31/01                 33454                30318
  10/31/01                 31372                26625

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES OF THE FUND AT 10/31/01(1)
1-YEAR -3.82%     5-YEAR 14.99%    SINCE INCEPTION 15.03%


1. See Notes on page 11 for further details.

                   8 OPPENHEIMER QUEST BALANCED VALUE FUND(SM)

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

-- Oppenheimer Quest Balanced Value Fund (Class C)
-- S&P 500 Index

[The following table was originally a line graph in the printed materials.]


Date                  Oppenheimer         S&P 500 Index
   9/1/93                10000                  10000
 10/31/93                10081                  10128
  1/31/94                10856                  10498
  4/30/94                10371                   9894
  7/31/94                10634                  10132
 10/31/94                10879                  10519
  1/31/95                10571                  10553
  4/30/95                11821                  11619
  7/31/95                13153                  12773
 10/31/95                12551                  13297
  1/31/96                13642                  14628
  4/30/96                14212                  15126
  7/31/96                13875                  14887
 10/31/96                15183                  16499
  1/31/97                16393                  18480
  4/30/97                16012                  18926
  7/31/97                18601                  22645
 10/31/97                18904                  21795
  1/31/98                20477                  23451
  4/30/98                22778                  26698
  7/31/98                22090                  27017
 10/31/98                24031                  26593
  1/31/99                27457                  31075
  4/30/99                28801                  32526
  7/31/99                28866                  32475
 10/31/99                29029                  33417
  1/31/00                28369                  34288
  4/30/00                28711                  35818
  7/31/00                27930                  35386
 10/31/00                30510                  35448
  1/31/01                32555                  33979
  4/30/01                33206                  31174
  7/31/01                32931                  30318
 10/31/01                30832                  26625

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES OF THE FUND AT 10/31/01(1)
1-YEAR 0.09%     5-YEAR 15.22%    SINCE INCEPTION 14.78%


CLASS N SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

--  Oppenheimer Quest Balanced Value Fund (Class N)
--  S&P 500 Index

[The following table was originally a line graph in the printed materials.]


Date                  Oppenheimer         S&P 500 Index
  3/1/01                 10000                  10000
 4/30/01                 10345                  10094
 7/31/01                 10271                   9817
10/31/01                  9534                   8621

CUMULATIVE TOTAL RETURN OF CLASS N SHARES OF THE FUND AT 10/31/01(1) SINCE INCEPTION -4.66%

THE PERFORMANCE INFORMATION FOR THE S&P 500 INDEX IN THE GRAPHS BEGINS ON 10/31/91 FOR CLASS A, 8/31/93 FOR BOTH CLASS B AND CLASS C, 2/28/01 FOR CLASS N AND 4/30/00 FOR CLASS Y.

1. See Notes on page 11 for further details.

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. GRAPHS ARE NOT DRAWN TO SAME SCALE.

                  9 OPPENHEIMER QUEST BALANCED VALUE FUND(SM)

FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

--  Oppenheimer Quest Balanced Value Fund (Class Y)
--  S&P 500 Index

[The following table was originally a line graph in the printed materials.]

Date                  Oppenheimer         S&P 500 Index
   5/1/00                  10000                 10000
  7/31/00                   9795                  9879
 10/31/00                  10732                  9897
  1/31/01                  11482                  9487
  4/30/01                  11740                  8703
  7/31/01                  11677                  8464
 10/31/01                  10962                  7434


AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 10/31/01(1)
1-YEAR 2.14%     SINCE INCEPTION 6.31%

THE PERFORMANCE INFORMATION FOR THE S&P 500 INDEX IN THE GRAPHS BEGINS ON 10/31/91 FOR CLASS A, 8/31/93 FOR BOTH CLASS B AND CLASS C, 2/28/01 FOR CLASS N AND 4/30/00 FOR CLASS Y.

1. See Notes on page 11 for further details.

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. GRAPHS ARE NOT DRAWN TO SAME SCALE.

                  10 OPPENHEIMER QUEST BALANCED VALUE FUND(SM)

NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE MORE OR LESS THAN THE RESULTS SHOWN. FOR UPDATES ON THE FUND'S PERFORMANCE, VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's subadvisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio manager is employed by the Fund's subadvisor.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.

CLASS A shares were first publicly offered on 11/1/91. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class A shares are subject to a maximum annual 0.15% asset-based sales charge. There is a voluntary reduction of a portion of the Class A asset-based sales charge as described in the Prospectus.

CLASS B shares were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. For this reason, the cumulative total return information shown in this report is not annualized. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares were first publicly offered on 5/1/00. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                  11 OPPENHEIMER QUEST BALANCED VALUE FUND(SM)

STATEMENT OF INVESTMENTS  OCTOBER 31, 2001
--------------------------------------------------------------------------------


                                                                                    MARKET VALUE
                                                                        SHARES        SEE NOTE 1
=====================================================================================================
 COMMON STOCKS--61.7%
-----------------------------------------------------------------------------------------------------
 BASIC MATERIALS--3.6%
-----------------------------------------------------------------------------------------------------
 METALS--2.0%
 Alcan, Inc.                                                         3,000,000      $ 91,650,000
-----------------------------------------------------------------------------------------------------
 PAPER--1.6%
 Willamette Industries, Inc.                                         1,580,000        74,023,000
-----------------------------------------------------------------------------------------------------
 COMMUNICATION SERVICES--10.7%
-----------------------------------------------------------------------------------------------------
 TELECOMMUNICATIONS: LONG DISTANCE--7.5%
 Sprint Corp. (Fon Group)                                              457,300         9,146,000
-----------------------------------------------------------------------------------------------------
 WorldCom, Inc./MCI Group                                              355,600         4,213,860
-----------------------------------------------------------------------------------------------------
 WorldCom, Inc./WorldCom Group(1)                                   24,000,000       322,800,000
                                                                                    -----------------
                                                                                     336,159,860

-----------------------------------------------------------------------------------------------------
 TELEPHONE UTILITIES--3.2%
 SBC Communications, Inc.                                            3,800,000       144,818,000
-----------------------------------------------------------------------------------------------------
 Consumer Cyclicals--1.1%
-----------------------------------------------------------------------------------------------------
 RETAIL: GENERAL--0.8%
 Dollar General Corp.                                                2,500,000        35,725,000
-----------------------------------------------------------------------------------------------------
 RETAIL: SPECIALTY--0.3%
 Gap, Inc.                                                           1,000,000        13,070,000
-----------------------------------------------------------------------------------------------------
 CONSUMER STAPLES--9.8%
-----------------------------------------------------------------------------------------------------
 BROADCASTING--1.8%
 Clear Channel Communications, Inc.(1)                               1,200,000        45,744,000
-----------------------------------------------------------------------------------------------------
 EchoStar Communications Corp., Cl. A(1)                             1,500,000        34,785,000
                                                                                    -----------------
                                                                                      80,529,000

-----------------------------------------------------------------------------------------------------
 ENTERTAINMENT--2.7%
 McDonald's Corp.                                                    4,700,000       122,529,000
-----------------------------------------------------------------------------------------------------
 FOOD & DRUG RETAILERS--5.3%
 CVS Corp.                                                           7,400,000       176,860,000
-----------------------------------------------------------------------------------------------------
 Kroger Co. (The)(1)                                                 2,500,000        61,150,000
                                                                                    -----------------
                                                                                     238,010,000

-----------------------------------------------------------------------------------------------------
 ENERGY--5.3%
-----------------------------------------------------------------------------------------------------
 ENERGY SERVICES--3.8%
 Halliburton Co.                                                     2,000,000        49,380,000
-----------------------------------------------------------------------------------------------------
 Transocean Sedco Forex, Inc.                                        4,000,000       120,600,000
                                                                                    -----------------
                                                                                     169,980,000


                  12 OPPENHEIMER QUEST BALANCED VALUE FUND(SM)

                                                                                    MARKET VALUE
                                                                        SHARES        SEE NOTE 1
=====================================================================================================
 OIL: DOMESTIC--1.5%
 Anadarko Petroleum Corp.                                            1,200,000      $ 68,460,000
-----------------------------------------------------------------------------------------------------
 FINANCIAL--14.7%
-----------------------------------------------------------------------------------------------------
 BANKS--7.7%
 FleetBoston Financial Corp.                                         2,000,000        65,720,000
-----------------------------------------------------------------------------------------------------
 J.P. Morgan Chase & Co.                                             4,569,700       161,584,592
-----------------------------------------------------------------------------------------------------
 Wells Fargo Co.                                                     3,000,000       118,500,000
                                                                                    -----------------
                                                                                     345,804,592

-----------------------------------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL--6.5%
 Freddie Mac                                                         3,200,000       217,024,000
-----------------------------------------------------------------------------------------------------
 John Hancock Financial Services, Inc.                               1,814,100        61,824,528
-----------------------------------------------------------------------------------------------------
 Providian Financial Corp.                                           3,735,800        14,532,262
                                                                                    -----------------
                                                                                     293,380,790

-----------------------------------------------------------------------------------------------------
 INSURANCE--0.5%
 Conseco, Inc.(1)                                                    3,000,000         8,970,000
-----------------------------------------------------------------------------------------------------
 Principal Financial Group (The)(1)                                    660,800        14,868,000
                                                                                    -----------------
                                                                                      23,838,000

-----------------------------------------------------------------------------------------------------
 TECHNOLOGY--11.1%
-----------------------------------------------------------------------------------------------------
 COMPUTER HARDWARE--5.6%
 Dell Computer Corp.(1)                                              2,500,000        59,950,000
-----------------------------------------------------------------------------------------------------
 EMC Corp.(1)                                                       10,000,000       123,200,000
-----------------------------------------------------------------------------------------------------
 Sun Microsystems, Inc.(1)                                           7,000,000        71,050,000
                                                                                    -----------------
                                                                                     254,200,000

-----------------------------------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--3.6%
 Agere Systems, Inc.(1)                                              7,568,000        34,812,800
-----------------------------------------------------------------------------------------------------
 Cisco Systems, Inc.(1)                                              5,000,000        84,600,000
-----------------------------------------------------------------------------------------------------
 Nortel Networks Corp.                                               7,000,000        40,670,000
                                                                                    -----------------
                                                                                     160,082,800

-----------------------------------------------------------------------------------------------------
 ELECTRONICS--1.9%
 Analog Devices, Inc.(1)                                             1,250,000        47,500,000
-----------------------------------------------------------------------------------------------------
 General Motors Corp., Cl. H(1)                                      2,600,000        35,750,000

                                                                                      83,250,000


                  13 OPPENHEIMER QUEST BALANCED VALUE FUND(SM)

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------


                                                                                    MARKET VALUE
                                                                        SHARES        SEE NOTE 1
=====================================================================================================
 UTILITIES--5.4%
-----------------------------------------------------------------------------------------------------
 ELECTRIC UTILITIES--3.7%
 Exelon Corp.                                                        4,000,000    $  168,280,000
-----------------------------------------------------------------------------------------------------
 GAS UTILITIES--1.7%
 Enron Corp.                                                         1,500,000        20,850,000
-----------------------------------------------------------------------------------------------------
 NiSource, Inc.                                                      2,344,200        55,674,750
                                                                                  -------------------
                                                                                      76,524,750
                                                                                  -------------------
 Total Common Stocks (Cost $3,011,631,511)                                         2,780,314,792

=====================================================================================================
 PREFERRED STOCKS--0.2%

 Freeport-McMoRan Copper & Gold, Inc., 7% Cum. Cv., Non-Vtg.
 (Depository shares each representing 0.05 shares of step-up)
 (Cost $8,173,336)                                                     506,400         7,216,200

                                                                     PRINCIPAL
                                                                        AMOUNT
=====================================================================================================
 U.S. GOVERNMENT OBLIGATIONS--17.9%

 Tennessee Valley Authority Inflationary Index Bonds,
   3.375%, 1/15/07(2)                                             $ 59,377,490        59,886,949
-----------------------------------------------------------------------------------------------------
 U.S. Treasury Bonds:
 3.375%, 4/15/32                                                    95,875,000        99,680,087
 5.25%, 2/15/29                                                     51,500,000        53,097,324
 6.25%, 8/15/23-5/15/30                                             35,000,000        41,069,310
 10.375%, 11/15/12                                                  50,000,000        66,976,600
 10.625%, 8/15/15                                                   18,000,000        28,548,288
 12.75%, 11/15/10                                                   34,500,000        46,476,641
-----------------------------------------------------------------------------------------------------
 U.S. Treasury Inflationary Index Bonds, 3.875%, 4/15/29(2)        161,959,500       181,546,558
-----------------------------------------------------------------------------------------------------
 U.S. Treasury Inflationary Index Nts., 3.875%, 1/15/09(2)         185,076,720       196,412,854
-----------------------------------------------------------------------------------------------------
 U.S. Treasury Nts.:
 5.875%, 11/15/04                                                   17,050,000        18,481,944
 6.75%, 5/15/05                                                     15,000,000        16,771,290
                                                                                  -------------------
 Total U.S. Government Obligations (Cost $760,549,734)                               808,947,845

=====================================================================================================
 NON-CONVERTIBLE CORPORATE BONDS AND NOTES--8.8%

 AES Corp. (The), 8.75% Sr. Unsec. Unsub. Nts., 6/15/08             28,000,000        26,320,000
-----------------------------------------------------------------------------------------------------
 AFLAC, Inc., 6.50% Sr. Unsec. Nts., 4/15/09                        26,900,000        28,008,119
-----------------------------------------------------------------------------------------------------
 Conseco Financing Trust II, 8.70% Unsec. Capital Securities,
   11/15/26                                                         51,155,000        11,509,875
-----------------------------------------------------------------------------------------------------
 Conseco Financing Trust III, 8.796% Bonds, 4/1/27                  41,990,000         9,447,750
-----------------------------------------------------------------------------------------------------
 Conseco, Inc., 6.80% Unsec. Nts., 6/15/05                           8,000,000         3,640,000
-----------------------------------------------------------------------------------------------------
 Duke Capital Corp., 7.50% Bonds, 10/1/09                           11,500,000        12,786,321
-----------------------------------------------------------------------------------------------------
 Duke Energy Field Services LLC, 7.875% Unsec. Nts., 8/16/10        15,325,000        17,028,159
-----------------------------------------------------------------------------------------------------
 Enron Corp.:
 6.40% Unsec. Nts., 7/15/06                                         16,385,000        12,744,237
 6.95% Unsec. Nts., 7/15/28                                         14,500,000        10,747,748
-----------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., 6.50% Unsec. Nts., 4/29/09        40,000,000        40,859,000
-----------------------------------------------------------------------------------------------------
 Ford Motor Co., 7.45% Bonds, 7/16/31                               17,000,000        15,940,237
-----------------------------------------------------------------------------------------------------
 Freddie Mac, 5.875% Unsec. Sub. Nts., 3/21/11                      41,000,000        43,242,741

                  14 OPPENHEIMER QUEST BALANCED VALUE FUND(SM)

                                                                               PRINCIPAL               MARKET VALUE
                                                                                  AMOUNT                 SEE NOTE 1
======================================================================================================================
 NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued

 General Motors Acceptance Corp., 6.75% Nts., 1/15/06                        $33,775,000            $    34,638,559
----------------------------------------------------------------------------------------------------------------------
 J. C. Penney Co., Inc.:
 7.375% Nts., 6/15/04                                                         10,975,000                 10,814,073
 7.40% Nts., 4/1/37                                                           34,000,000                 32,817,072
----------------------------------------------------------------------------------------------------------------------
 Textron Financial Corp., 7.125% Nts., 12/9/04                                12,300,000                 13,181,541
----------------------------------------------------------------------------------------------------------------------
 Tyco International Group SA, 5.80% Nts., 8/1/06                              26,800,000                 27,577,709
----------------------------------------------------------------------------------------------------------------------
 Williams Communications Group, Inc. Trust, 8.25% Sr. Unsec. Nts.,
 3/15/04(3)                                                                   42,575,000                 43,795,923
                                                                                                    ------------------
 Total Non-Convertible Corporate Bonds and Notes (Cost $447,442,001)                                    395,099,064

======================================================================================================================
 SHORT-TERM NOTES--11.6%

 American Express Credit Corp., 2.44%, 11/6/01                               124,609,000                124,566,525
----------------------------------------------------------------------------------------------------------------------
 Federal Home Loan Bank:
 2.15%, 12/3/01                                                              125,000,000                124,761,111
 2.33%, 11/19/01                                                              27,746,000                 27,713,676
 2.46%, 11/1/01                                                               19,904,000                 19,904,000
----------------------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn.:
 2.20%, 12/3/01                                                               50,000,000                 49,902,222
 2.29%, 11/26/01                                                              20,505,000                 20,472,315
----------------------------------------------------------------------------------------------------------------------
 General Electric Capital Services:
 2.25%, 11/19/01                                                              10,000,000                  9,988,750
 2.27%, 12/10/01                                                             100,000,000                 99,754,083
----------------------------------------------------------------------------------------------------------------------
 Prudential Funding LLC, 2.44%, 11/13/01                                      43,877,000                 43,842,518
                                                                                                    ------------------
 Total Short-Term Notes (Cost $520,905,200)                                                             520,905,200
----------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $4,748,701,782)                                 100.2%             4,512,483,101
----------------------------------------------------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER ASSETS                                              (0.2)                (7,418,065)
                                                                        ----------------------------------------------
 NET ASSETS                                                                        100.0%           $ 4,505,065,036
                                                                        ==============================================

FOOTNOTES TO STATEMENTS OF INVESTMENTS

1. Non-income-producing security.
2. Denotes an inflation-indexed security: coupon and principal are indexed to the consumer price index.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities. amount to $43,795,923 or 0.97% of the Fund's net assets as of October 31, 2001.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




                  15 OPPENHEIMER QUEST BALANCED VALUE FUND(SM)

 STATEMENT OF ASSETS AND LIABILITIES October 31, 2001
--------------------------------------------------------------------------------


======================================================================================================================
 ASSETS

 Investments, at value (cost $4,748,701,782)--see accompanying statement                            $ 4,512,483,101
----------------------------------------------------------------------------------------------------------------------
 Cash                                                                                                        31,355
----------------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                                                      40,647,230
 Investments sold                                                                                        33,154,948
 Interest and dividends                                                                                  20,125,041
 Other                                                                                                      210,953
                                                                                                    ------------------
 Total assets                                                                                         4,606,652,628

======================================================================================================================
 LIABILITIES

 Payables and other liabilities:
 Investments purchased                                                                                   89,730,217
 Shares of beneficial interest redeemed                                                                   9,692,868
 Distribution and service plan fees                                                                         910,009
 Trustees' compensation                                                                                     298,526
 Shareholder reports                                                                                        214,053
 Transfer and shareholder servicing agent fees                                                               23,486
 Other                                                                                                      718,433
                                                                                                    ------------------
 Total Liabilities                                                                                      101,587,592

======================================================================================================================
 NET ASSETS                                                                                         $ 4,505,065,036
                                                                                                    ==================

======================================================================================================================
 COMPOSITION OF NET ASSETS

 Par value of shares of beneficial interest                                                         $     2,809,423
----------------------------------------------------------------------------------------------------------------------
 Additional paid-in capital                                                                           4,618,463,759
----------------------------------------------------------------------------------------------------------------------
 Undistributed (overdistributed) net investment income                                                   21,584,428
----------------------------------------------------------------------------------------------------------------------
 Accumulated net realized gain (loss) on investment transactions                                         98,426,107
----------------------------------------------------------------------------------------------------------------------
 Net unrealized appreciation (depreciation) on investments                                             (236,218,681)
                                                                                                    ------------------
 NET ASSETS                                                                                         $ 4,505,065,036
                                                                                                    ==================


                  16 OPPENHEIMER QUEST BALANCED VALUE FUND(SM)

=======================================================================================================================
 NET ASSET VALUE PER SHARE

 Class A Shares:
 Net asset value and redemption price per share (based on net assets
 of $1,763,404,000 and 109,626,950 shares of beneficial interest outstanding)                                   $16.09
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                                                                    $17.07
-----------------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $1,836,129,639 and 114,748,927 shares of beneficial interest outstanding)                                      $16.00
-----------------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $751,228,920 and 46,952,688 shares of beneficial interest outstanding)                                         $16.00
-----------------------------------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $19,648,678 and 1,224,137 shares of beneficial interest outstanding)                                           $16.05
-----------------------------------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share
 (based on net assets of $134,653,799 and 8,389,611 shares of
 beneficial interest outstanding)                                                                               $16.05



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                  17 OPPENHEIMER QUEST BALANCED VALUE FUND(SM)

 STATEMENT OF OPERATIONS For the Year Ended October 31, 2001
--------------------------------------------------------------------------------


======================================================================================================================
 INVESTMENT INCOME

 Interest                                                                                           $   107,411,916
----------------------------------------------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $86,067)                                                 24,788,310
                                                                                                    ------------------
 Total income                                                                                           132,200,226

======================================================================================================================
 EXPENSES

 Management fees                                                                                         27,514,492
----------------------------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                                  5,405,840
 Class B                                                                                                 13,044,547
 Class C                                                                                                  5,007,656
 Class N                                                                                                     16,438
----------------------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                                                  2,002,996
 Class B                                                                                                  1,945,601
 Class C                                                                                                    750,370
 Class N                                                                                                      5,689
 Class Y                                                                                                     60,441
----------------------------------------------------------------------------------------------------------------------
 Shareholder reports                                                                                        848,664
----------------------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                                168,580
----------------------------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                                     162,984
----------------------------------------------------------------------------------------------------------------------
 Other                                                                                                    1,397,161
                                                                                                    ------------------
 Total expenses                                                                                          58,331,459
 Less reduction to custodian expenses                                                                       (40,934)
                                                                                                    ------------------
 Net expenses                                                                                            58,290,525

======================================================================================================================
 NET INVESTMENT INCOME                                                                                   73,909,701

======================================================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)

 Net realized gain (loss) on:
 Investments                                                                                            134,086,514
                                                                                                    ------------------
 Net realized gain (loss)                                                                               134,086,514

----------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on investments                                   (287,851,709)
                                                                                                    ------------------
 Net realized and unrealized gain (loss)                                                               (153,765,195)

======================================================================================================================
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               $   (79,855,494)
                                                                                                    ==================




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                  18 OPPENHEIMER QUEST BALANCED VALUE FUND(SM)

 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


 YEAR ENDED OCTOBER 31,                                                           2001                         2000
======================================================================================================================
 OPERATIONS

 Net investment income (loss)                                            $   73,909,701              $   42,735,244
----------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                   134,086,514                  57,872,248
----------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                      (287,851,709)                 13,242,015
                                                                         ---------------------------------------------
 Net increase (decrease) in net assets resulting from operations            (79,855,494)                113,849,507

======================================================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income:
 Class A                                                                    (36,055,747)                (17,543,827)
 Class B                                                                    (23,546,689)                (10,102,062)
 Class C                                                                     (8,682,006)                 (3,988,979)
 Class N                                                                        (36,119)                         --
 Class Y                                                                     (1,361,483)                       (153)
----------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                                    (18,817,048)                (22,769,050)
 Class B                                                                    (17,273,729)                (19,818,961)
 Class C                                                                     (6,317,572)                 (7,666,158)
 Class N                                                                             --                          --
 Class Y                                                                         (5,528)                         --

======================================================================================================================
 BENEFICIAL INTEREST TRANSACTIONS

 Net increase (decrease) in net assets resulting from
 beneficial interest transactions:
 Class A                                                                    810,674,363                 112,910,940
 Class B                                                                    988,096,602                 111,351,592
 Class C                                                                    441,840,859                  24,570,641
 Class N                                                                     20,339,051                          --
 Class Y                                                                    141,061,324                     136,170

======================================================================================================================
 NET ASSETS

 Total increase                                                           2,210,060,784                 280,929,660
----------------------------------------------------------------------------------------------------------------------
 Beginning of period                                                      2,295,004,252               2,014,074,592
                                                                         ---------------------------------------------
 End of period [including undistributed (overdistributed)
 net investment income of $21,584,428
 and $16,372,655, respectively]                                          $4,505,065,036              $2,295,004,252
                                                                         =============================================




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                  19 OPPENHEIMER QUEST BALANCED VALUE FUND(SM)

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


 CLASS A       YEAR ENDED OCTOBER 31,                        2001             2000         1999         1998          1997
================================================================================================================================
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                  $    16.66       $    16.41     $  15.50     $  13.99       $ 12.48
--------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                        .46(1)           .36          .21          .26           .20
 Net realized and unrealized gain (loss)                     (.20)(1)          .55         2.88         3.24          2.65
                                                       -------------------------------------------------------------------------
 Total income (loss) from
 investment operations                                        .26              .91         3.09         3.50          2.85
--------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                        (.53)            (.28)        (.26)        (.20)         (.19)
 Distributions from net realized gain                        (.30)            (.38)       (1.92)       (1.79)        (1.15)
                                                       -------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                             (.83)            (.66)       (2.18)       (1.99)        (1.34)
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $    16.09       $    16.66     $  16.41     $  15.50       $ 13.99
                                                       =========================================================================

================================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                         1.64%            5.78%       21.48%       27.91%        25.18%

================================================================================================================================
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)              $1,763,404       $1,027,560     $899,084     $135,821       $79,751
--------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $1,353,860       $1,020,483     $454,409     $103,244       $61,618
--------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                       2.61%(1)         2.24%        1.81%        2.07%         1.68%
 Expenses                                                    1.47%            1.45%        1.51%        1.55%(4)      1.58%(4)
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                       88%             105%          58%         165%           89%



1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                     $ .34
Net realized and unrealized gain (loss)   $(.08)
Net investment income ratio                1.64%
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                  20 OPPENHEIMER QUEST BALANCED VALUE FUND(SM)

 CLASS B                YEAR ENDED OCTOBER 31,               2001         2000         1999         1998          1997
============================================================================================================================
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                  $    16.52     $  16.28     $  15.40     $  13.92       $ 12.42
----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                        .35(1)       .25          .14          .19           .15
 Net realized and unrealized gain (loss)                     (.19)(1)      .55         2.84         3.20          2.62
                                                       ---------------------------------------------------------------------
 Total income (loss) from
 investment operations                                        .16          .80         2.98         3.39          2.77
----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                        (.38)        (.18)        (.18)        (.12)         (.12)
 Distributions from net realized gain                        (.30)        (.38)       (1.92)       (1.79)        (1.15)
                                                       ---------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                             (.68)        (.56)       (2.10)       (1.91)        (1.27)
----------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                        $    16.00     $  16.52     $  16.28     $  15.40       $ 13.92
                                                       =====================================================================

============================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                         1.03%        5.10%       20.84%       27.08%        24.55%

============================================================================================================================
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)              $1,836,130     $925,476     $801,485      $60,807       $25,609
----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $1,307,367     $873,470     $355,797      $39,165       $19,230
----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                       2.00%(1)     1.64%        1.21%        1.53%         1.09%
 Expenses                                                    2.07%        2.06%        2.10%        2.15%(4)      2.17%(4)
----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                       88%         105%          58%         165%           89%



1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                       $ .23
Net realized and unrealized gain (loss)     $(.07)
Net investment income ratio                  1.03%
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                  21 OPPENHEIMER QUEST BALANCED VALUE FUND(SM)

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------


 CLASS C       YEAR ENDED OCTOBER 31,                        2001         2000         1999         1998          1997
============================================================================================================================
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                    $  16.51     $  16.27     $  15.40      $ 13.92        $12.43
----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                        .34(1)       .25          .15          .18           .15
 Net realized and unrealized gain (loss)                     (.18)(1)      .55         2.83         3.21          2.62
                                                         -------------------------------------------------------------------
 Total income (loss) from
 investment operations                                        .16          .80         2.98         3.39          2.77
----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                        (.37)        (.18)        (.19)        (.12)         (.13)
 Distributions from net realized gain                        (.30)        (.38)       (1.92)       (1.79)        (1.15)
                                                         -------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                             (.67)        (.56)       (2.11)       (1.91)        (1.28)
----------------------------------------------------------------------------------------------------------------------------

 Net asset value, end of period                          $  16.00     $  16.51     $  16.27      $ 15.40        $13.92
                                                         ===================================================================

============================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                         1.05%        5.10%       20.80%       27.12%        24.51%

============================================================================================================================
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)                $751,229     $341,824     $313,506      $20,910        $6,687
----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                       $502,037     $336,336     $139,356      $11,598        $4,724
----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                       2.00%(1)     1.64%        1.21%        1.60%         1.09%
 Expenses                                                    2.07%        2.06%        2.10%        2.15%(4)      2.17%(4)
----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                       88%         105%          58%         165%           89%



1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                           $ .24
Net realized and unrealized gain (loss)         $(.08)
Net investment income ratio                      1.03%
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                  22 OPPENHEIMER QUEST BALANCED VALUE FUND(SM)

                                                                                                          PERIOD ENDED
 CLASS N                                                                                             OCTOBER 31,2001(1)
============================================================================================================================
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                                                                          $ 16.84
----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                                                             .22(2)
 Net realized and unrealized gain (loss)                                                                          (.83)(2)
                                                                                                               -------------
 Total income (loss) from investment operations                                                                   (.61)
----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                                                             (.18)
 Distributions from net realized gain                                                                               --
                                                                                                               -------------
 Total dividends and/or distributions to shareholders                                                             (.18)
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                                                $ 16.05
                                                                                                               =============

============================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                                                                             (3.71)%

============================================================================================================================
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)                                                                      $19,649
----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                                                             $ 4,977
----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                                                                                            2.75%(2)
 Expenses                                                                                                         1.58%
----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                                                            88%



1. For the period from March 1, 2001 (inception of offering) to October 31,
2001.
2. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                       $  .18
Net realized and unrealized gain (loss)     $ (.79)
Net investment income ratio                   1.78%
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  23 OPPENHEIMER QUEST BALANCED VALUE FUND(SM)

FINANCIAL HIGHLIGHTS Continued
-------------------------------------------------------------------------------



 CLASS Y       YEAR ENDED OCTOBER 31,                                                           2001              2000(1)
============================================================================================================================
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                                                         $16.67            $15.65
----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                                           .74(2)            .15
 Net realized and unrealized gain (loss)                                                        (.40)(2)           .99
                                                                                              ------------------------------
 Total income (loss) from investment operations                                                  .34              1.14
----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                                           (.66)             (.12)
 Distributions from net realized gain                                                           (.30)               --
                                                                                              ------------------------------
 Total dividends and/or distributions to shareholders                                           (.96)             (.12)
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                               $16.05            $16.67
                                                                                              ==============================

============================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                                                            2.14%             7.32%

============================================================================================================================
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)                                                   $134,654              $144
----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                                          $ 77,394              $ 32
----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                                                                          2.97%(2)          2.46%
 Expenses                                                                                       1.00%             0.98%
----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                                          88%              105%



1. For the period from May 1, 2000 (inception of offering) to October 31, 2000.
2. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                        $ .65
Net realized and unrealized gain (loss)      $(.31)
Net investment income ratio                   2.00%
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                  24 OPPENHEIMER QUEST BALANCED VALUE FUND(SM)

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Quest Balanced Value Fund (the Fund), a series of Oppenheimer Quest for Value Funds, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a combination of growth of capital and investment income. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors.

     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                  25 OPPENHEIMER QUEST BALANCED VALUE FUND(SM)

NOTES TO FINANCIAL STATEMENTS CONTINUED
-------------------------------------------------------------------------------

===============================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES Continued

 FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

-------------------------------------------------------------------------------
 TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 2001, the Fund's projected benefit obligations were increased by $79,850 and payments of $6,482 were made to retired trustees, resulting in an accumulated liability of $297,528 as of October 31, 2001.

    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

-------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

-------------------------------------------------------------------------------
 CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.



                  26 OPPENHEIMER QUEST BALANCED VALUE FUND(SM)

    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 2001, amounts have been reclassified to reflect an increase in paid-in capital of $32,060,567, a decrease in overdistributed net investment income of $984,116, and a decrease in accumulated net realized gain on investments of $33,044,683. This reclassification includes $32,060,567 distributed in connection with Fund share redemptions which increased paid-in capital and reduced accumulated net realized gain. Net assets of the Fund were unaffected by the reclassifications.

-------------------------------------------------------------------------------
 INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

-------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

-------------------------------------------------------------------------------
 OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The Fund elected to begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $984,116 decrease to cost of securities and a corresponding $984,116 decrease in net unrealized depreciation, based on securities held as of December 31, 2000. For the year ended October 31, 2001, interest income increased by $31,453,889, net realized gain on investments decreased by $1,011,402, and the change in net unrealized depreciation on investments increased by $30,442,487.

                  27 OPPENHEIMER QUEST BALANCED VALUE FUND(SM)

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                           YEAR ENDED OCTOBER 31, 2001(1) YEAR ENDED OCTOBER 31, 2000(2)
                                SHARES        AMOUNT          SHARES         AMOUNT
----------------------------------------------------------------------------------------
 CLASS A
 Sold                       64,338,039   $1,086,739,570    43,943,603  $ 691,390,182
 Dividends and/or
 distributions reinvested    2,914,348       46,783,526     2,250,576     35,496,341
 Redeemed                  (19,320,599)    (322,848,733)  (39,287,912)  (613,975,583)
                          ----------------------------------------------------------------
 Net increase (decrease)    47,931,788   $  810,674,363     6,906,267  $ 112,910,940
                          ================================================================

------------------------------------------------------------------------------------------
 CLASS B
 Sold                       67,633,037   $1,137,736,227    26,123,757  $ 408,575,609
 Dividends and/or
 distributions reinvested    2,193,098       34,890,525     1,767,287     27,770,767
 Redeemed                  (11,102,212)    (184,530,150)  (21,108,052)  (324,994,784)
                          ----------------------------------------------------------------
 Net increase (decrease)    58,723,923   $  988,096,602     6,782,992  $ 111,351,592
                          ================================================================

------------------------------------------------------------------------------------------
 CLASS C
 Sold                       30,430,120   $  511,658,741    10,628,869  $ 165,996,553
 Dividends and/or
 distributions reinvested      781,514       12,445,845       684,150     10,744,678
 Redeemed                   (4,960,353)     (82,263,727)   (9,881,441)  (152,170,590)
                          ----------------------------------------------------------------
 Net increase (decrease)    26,251,281   $  441,840,859     1,431,578  $  24,570,641
                          ================================================================

------------------------------------------------------------------------------------------
 CLASS N

 Sold                        1,303,598   $   21,674,792            --  $          --
 Dividends and/or
 distributions reinvested        2,179           36,108            --             --
 Redeemed                      (81,640)      (1,371,849)           --             --
                          ----------------------------------------------------------------
 Net increase (decrease)     1,224,137   $   20,339,051            --  $          --
                          ================================================================
------------------------------------------------------------------------------------------

 CLASS Y
 Sold                        9,750,120   $  164,240,847        10,078  $     159,209
 Dividends and/or
 distributions reinvested       80,494        1,366,949             9            145
 Redeemed                   (1,449,611)     (24,546,472)       (1,479)       (23,184)
                          ----------------------------------------------------------------
 Net increase (decrease)     8,381,003   $  141,061,324         8,608  $     136,170
                          ================================================================

1. For the year ended October 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to October 31, 2001, for Class N shares.
2. For the year ended October 31, 2000, for Class A, B and C shares and for the period from May 1, 2000 (inception of offering) to October 31, 2000, for Class Y shares.


                  28 OPPENHEIMER QUEST BALANCED VALUE FUND(SM)

===============================================================================
 3. PURCHASES AND SALES OF SECURITIES

 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2001, were $4,572,798,154 and $2,588,401,817, respectively.

 As of October 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $4,782,983,197 was:

            Gross unrealized appreciation                $ 181,233,085
            Gross unrealized depreciation                 (451,733,181)
                                                         --------------
            Net unrealized appreciation (depreciation)   $(270,500,096)
                                                         ==============

===============================================================================
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.85% of average annual net assets. The Fund's management fee for the year ended October 31, 2001, was an annualized rate of 0.85%.

-------------------------------------------------------------------------------
 SUB-ADVISOR FEES. The Manager pays OpCap Advisors (the Sub-Advisor) a monthly fee based on the fee schedule set forth in the Prospectus. For the year ended October 31, 2001, the Manager paid $7,867,001 to the Sub-Advisor.

-------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee. OFS has voluntarily undertaken to waive a portion of its transfer agent fee for Classes A, B, C, N and Y shares. This voluntary waiver of expenses limits transfer agent fees to 0.35% of average net assets for Classes A, B, C and N shares effective October 1, 2001 and to 0.25% of average net assets for Class Y shares effective January 1, 2001.

-------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.


                  29 OPPENHEIMER QUEST BALANCED VALUE FUND(SM)

 NOTES TO FINANCIAL STATEMENTS  Continued
-------------------------------------------------------------------------------

===============================================================================
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                         AGGREGATE            CLASS A       COMMISSIONS       COMMISSIONS       COMMISSIONS       COMMISSIONS
                         FRONT-END          FRONT-END        ON CLASS A        ON CLASS B        ON CLASS C        ON CLASS N
                     SALES CHARGES      SALES CHARGES            SHARES            SHARES            SHARES            SHARES
                        ON CLASS A        RETAINED BY       ADVANCED BY       ADVANCED BY       ADVANCED BY       ADVANCED BY
 YEAR ENDED                 SHARES        DISTRIBUTOR     DISTRIBUTOR(1)    DISTRIBUTOR(1)    DISTRIBUTOR(1)    DISTRIBUTOR(1)
------------------------------------------------------------------------------------------------------------------------------
 October 31, 2001      $12,897,720         $3,056,554        $1,428,338       $34,087,489        $4,090,133          $171,698

 1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                                    CLASS A                       CLASS B                 CLASS C                    CLASS N
                        CONTINGENT DEFERRED           CONTINGENT DEFERRED     CONTINGENT DEFERRED        CONTINGENT DEFERRED
                              SALES CHARGES                 SALES CHARGES           SALES CHARGES              SALES CHARGES
                                RETAINED BY                   RETAINED BY             RETAINED BY                RETAINED BY
 YEAR ENDED                     DISTRIBUTOR                   DISTRIBUTOR             DISTRIBUTOR                DISTRIBUTOR
------------------------------------------------------------------------------------------------------------------------------
 October 31, 2001                   $68,369                    $2,453,996                $172,014                    $1,182

    The Fund has adopted Distribution and Service Plans for Class A, Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

-------------------------------------------------------------------------------
 CLASS A DISTRIBUTION AND SERVICE PLAN FEES. Under the plan the Fund pays an asset-based sales charge to the Distributor at an annual rate of 0.15% of average annual net assets of Class A shares of the Fund (the Board of Trustees can set this rate up to 0.25%). Effective January 1, 2001, the asset-based sales charge rate for Class A shares was voluntarily reduced from 0.20% to 0.15% of average annual net assets representing Class A shares. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits compensation to the Distributor at a rate up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the year ended October 31, 2001, payments under the Class A Plan totaled $5,405,840, all of which was paid by the Distributor to recipients. That included $251,794 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

-------------------------------------------------------------------------------
 CLASS B, CLASS C AND CLASS N DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.




                  30 OPPENHEIMER QUEST BALANCED VALUE FUND(SM)

    The Distributor retains the asset-based sales charge on Class B shares.
The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

    The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended October 31, 2001, were as follows:

                                                                                        DISTRIBUTOR'S
                                                                   DISTRIBUTOR'S            AGGREGATE
                                                                       AGGREGATE         UNREIMBURSED
                                                                    UNREIMBURSED        EXPENSES AS %
                        TOTAL PAYMENTS       AMOUNT RETAINED            EXPENSES        OF NET ASSETS
                            UNDER PLAN        BY DISTRIBUTOR          UNDER PLAN             OF CLASS
------------------------------------------------------------------------------------------------------
 Class B Plan              $13,044,547           $10,762,613         $59,774,787                3.26%
 Class C Plan                5,007,656             1,828,413           9,855,903                1.31
 Class N Plan                   16,438                14,300             361,112                1.84

===============================================================================
5. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

    The Fund had no borrowings outstanding during the year ended or at October 31, 2001.


                  31 OPPENHEIMER QUEST BALANCED VALUE FUND(SM)

 INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

===============================================================================
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER QUEST BALANCED VALUE FUND:


 We have audited the accompanying statement of assets and liabilities of Oppenheimer Quest Balanced Value Fund, including the statement of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 1999, were audited by other auditors whose report dated November 19, 1999, expressed an unqualified opinion on this information.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Quest Balanced Value Fund as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


 KPMG LLP


 Denver, Colorado
 November 21, 2001




                  32 OPPENHEIMER QUEST BALANCED VALUE FUND(SM)

 FEDERAL INCOME TAX INFORMATION  UNAUDITED
-------------------------------------------------------------------------------

===============================================================================
 In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

    Dividends and distributions of $0.6822, $0.5962, $0.5894 and $0.7624 per share were paid to Class A, Class B, Class C and Class Y shareholders, respectively, on December 7, 2000, of which $0.0691 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

    Dividends paid by the Fund during the fiscal year ended October 31, 2001, which are not designated as capital gain distributions should be multiplied by 20.10% to arrive at the amount eligible for the corporate dividend-received deduction.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                  33 OPPENHEIMER QUEST BALANCED VALUE FUND(SM)

OPPENHEIMER QUEST BALANCED VALUE FUND(SM)
-------------------------------------------------------------------------------

A Series of Oppenheimer Quest For Value Funds
===============================================================================
OFFICERS AND TRUSTEES     Thomas W. Courtney, Chairman of the Board of Trustees
                          John V. Murphy, President
                          Paul Y. Clinton, Trustee
                          Robert G. Galli, Trustee
                          Lacy B. Herrmann, Trustee
                          Brian Wruble, Trustee
                          O. Leonard Darling, Vice President
                          Robert G. Zack, Secretary
                          Katherine P. Feld, Assistant Secretary
                          Kathleen T. Ives, Assistant Secretary
                          Denis R. Molleur, Assistant Secretary
                          Brian W. Wixted, Treasurer
                          Robert J. Bishop, Assistant Treasurer
                          Scott T. Farrar, Assistant Treasurer
===============================================================================
INVESTMENT ADVISOR        OppenheimerFunds, Inc.

===============================================================================
SUB-ADVISOR               OpCap Advisors

===============================================================================
DISTRIBUTOR               OppenheimerFunds Distributor, Inc.

===============================================================================
TRANSFER AND SHAREHOLDER  OppenheimerFunds Services
SERVICING AGENT

===============================================================================
CUSTODIAN OF              The Bank of New York
PORTFOLIO SECURITIES

===============================================================================
INDEPENDENT AUDITORS      KPMG LLP

===============================================================================
LEGAL COUNSEL             Mayer, Brown & Platt


                          OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS
                          DISTRIBUTOR, INC. 498 SEVENTH AVENUE, NEW YORK, NY
                          10018



         (C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

                  34 OPPENHEIMER QUEST BALANCED VALUE FUND(SM)

OPPENHEIMERFUNDS FAMILY
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
GLOBAL EQUITY           Developing Markets Fund                   Global Fund
                        International Small Company Fund          Quest Global Value Fund
                        Europe Fund                               Global Growth & Income Fund
                        International Growth Fund
----------------------------------------------------------------------------------------------------
EQUITY                  Stock                                     Stock & Bond
                        Emerging Technologies Fund                Quest Opportunity Value Fund
                        Emerging Growth Fund                      Total Return Fund
                        Enterprise Fund                           Quest Balanced Value Fund
                        Discovery Fund                            Capital Income Fund
                        Main Street(R) Small Cap Fund             Multiple Strategies Fund
                        Small Cap Value Fund                      Disciplined Allocation Fund
                        MidCap Fund                               Convertible Securities Fund
                        Main Street(R) Opportunity Fund           Specialty
                        Growth Fund                               Real Asset Fund(R)
                        Capital Appreciation Fund                 Gold & Special Minerals Fund
                        Main Street(R) Growth & Income Fund
                        Value Fund
                        Quest Capital Value Fund
                        Trinity Large Cap Growth Fund(1)
                        Trinity Core Fund
                        Trinity Value Fund
----------------------------------------------------------------------------------------------------
INCOME                  Taxable                                   Municipal
                        International Bond Fund                   California Municipal Fund(4)
                        High Yield Fund                           New Jersey Municipal Fund(4)
                        Champion Income Fund                      New York Municipal Fund(4)
                        Strategic Income Fund                     Pennsylvania Municipal Fund(4)
                        Bond Fund                                 Municipal Bond Fund
                        Senior Floating Rate Fund                 Intermediate Municipal Fund
                        U.S. Government Trust
                        Limited-Term Government Fund
                        Capital Preservation Fund(2)
                        Rochester Division
                        Rochester National Municipals(3)
                        Rochester Fund Municipals
                        Limited Term New York Municipal Fund
----------------------------------------------------------------------------------------------------
SELECT MANAGERS         Stock                                     Stock & Bond
                        Mercury Advisors Focus Growth Fund        QM Active Balanced Fund(2)
                        Gartmore Millennium Growth Fund II(5)
                        Jennison Growth Fund
                        Salomon Brothers Capital Fund
                        Mercury Advisors S&P 500(R) Index Fund(2)
----------------------------------------------------------------------------------------------------
MONEY MARKET(6)         Money Market Fund                         Cash Reserves


1. Oppenheimer Trinity Growth Fund was reorganized into Oppenheimer Large Cap Growth Fund and was renamed Oppenheimer Trinity Large Cap Growth Fund effective 10/12/01.
2. Available only through qualified retirement plans.
3. The Fund's name was changed from "Oppenheimer Florida Municipal Fund" on 10/1/01.
4. Available to investors only in certain states.
5. The Fund's name was changed from "Oppenheimer Select Managers Gartmore Millennium Growth Fund" on 5/11/01.
6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.


For more complete information about any of the Oppenheimer funds, including charges, expenses and risks, ask for a prospectus from your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.


                  35 OPPENHEIMER QUEST BALANCED VALUE FUND(SM)

                      THIS PAGE INTENTIONALLY LEFT BLANK.

INFORMATION AND SERVICES
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.(1) So call us today, or visit our website--we're here to help.

------------------------------------------------------------------------------
INTERNET
24-hr access to account information and transactions(2)
WWW.OPPENHEIMERFUNDS.COM
------------------------------------------------------------------------------
GENERAL INFORMATION
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
------------------------------------------------------------------------------
TELEPHONE TRANSACTIONS
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
------------------------------------------------------------------------------
PHONELINK(2)
24-hr automated information and automated transactions
1.800.CALL OPP (1.800.225.5677)
------------------------------------------------------------------------------
TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
Mon-Fri 9am-6:30pm ET 1.800.843.4461
------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
------------------------------------------------------------------------------
eDOCS DIRECT
Receive shareholder report and prospectus notifications for
your funds via email. Sign up at WWW.OPPENHEIMERFUNDS.COM
------------------------------------------------------------------------------
Ticker Symbols
Class A:QVGIX   Class B:QGRBX   Class C:OGRCX Class N:OGRNX Class Y:OGRYX
------------------------------------------------------------------------------

1. Automatic investment plans do not assure profit or protect against losses in declining markets.
2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.



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